SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by party other than the Registrant  [ ]

[X] Preliminary Proxy Statement

                                         [ ] Confidential, For Use of the
                                             Commission Only (as permitted
                                             by Rule 14a-6 (e)(2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                              Gilman + Ciocia, Inc.
                              ---------------------

Payment of Filing Fee (Check appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate Number of securities to which transaction applies:

-------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (a)(2):

-------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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

                              GILMAN + CIOCIA, INC.
                             1311 Mamaroneck Avenue
                             White Plains, NY 10605


                                   ----------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 5, 2000
                                   ----------

To the Stockholders
of Gilman + Ciocia, Inc.

      NOTICE IS GIVEN that the 2000 Annual Meeting of Stockholders of Gilman
+ Ciocia, Inc., a Delaware corporation (the "Company"), will be held at 10:30 a.m. local time, on May 5 2000 at the Company's offices located at 1311 Mamaroneck Avenue, White Plains, NY 10605 for the following purposes:

      1.    To elect two Class B members of the Company's Board of Directors;

      2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation, to change the Company's name to G + C, Inc.;

      3. To consider and vote upon a proposal to approve the Company's 2000 Employee Stock Purchase Plan;

      4. To ratify the reappointment of Arthur Andersen LLP as the Company's independent certified public accountants for the fiscal year ending June 30, 2000; and

      5. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on March 24, 2000 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting. You, as a stockholder of the Company, may examine a list of stockholders entitled to vote at the Annual Meeting at the offices of the Company situated at 1311 Mamaroneck Avenue, White Plains, NY 10605 during the ten-day period preceding the Annual Meeting.

                                By order of the Board of Directors,

                                Kathryn Travis
                                Secretary

White Plains, New York
March 24, 2000
================================================================================
THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY FORM MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON. YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEES FOR DIRECTORS AND FOR THE OTHER PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING.
================================================================================

                              GILMAN + CIOCIA, INC.
                             1311 Mamaroneck Avenue
                             White Plains, NY 10605

                                   ----------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 5, 2000
                                   ----------

      Gilman + Ciocia, Inc., a Delaware corporation (the "Company") is furnishing to you this Proxy Statement in connection with the solicitation by the Board of Directors of proxies from the holders of the Company's common stock, $.01 par value per share (the "Common Stock"), for use at the 2000 Annual Meeting of Stockholders of the Company to be held at 10:30 a.m. local time, May 5, 2000 at the Company's offices located at 1311 Mamaroneck Avenue, White Plains, NY 10605 or at any adjournment(s) or postponement(s) of such meeting (the "Meeting"). Notice of the Meeting is enclosed with this proxy Statement. The approximate date that the Company is first mailing this Proxy Statement and the enclosed form of Proxy to holders of Common Stock is April 5, 2000. You, as a stockholder, should review the information provided herein in conjunction with the Company's 1999 Annual Report to Stockholders for the fiscal year ended June 30, 1999, which accompanies this Proxy Statement.

                          INFORMATION CONCERNING PROXY

      The Company's Board of Directors is soliciting your proxy. The giving of a proxy does not preclude your right to vote in person should you desire. If you execute and deliver a proxy, you may revoke it at any time prior to its use by
(1) giving written notice of such revocation to the Company, care of the Secretary, Kathryn Travis, 1311 Mamaroneck Avenue, White Plains, NY 10605; (2) executing and delivering a proxy bearing a later date to the Secretary of the Company; or (3) appearing at the Meeting and voting in person.

      The Company will bear the cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy. In addition to the use of mail, employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company has also engaged the services of Corporate Stock Transfer, Inc. to assist in the tabulation of proxies.

                            PURPOSES OF THE MEETING

At the Meeting, the Company's stockholders will consider and vote upon the following matters:

      1.    To elect two Class B members of the Company's Board of Directors;

      2. A proposal to amend the Company's Certificate of Incorporation to change the Company's name to G + C, Inc.;

      3.    A proposal to approve the Company's 2000 Employee Stock Purchase
            Plan;

      4. To ratify the reappointment of Arthur Andersen LLP as the Company's independent certified public accountants for the fiscal year ending June 30, 2000; and

      5. Such other business as may properly come before the Annual Meeting and any adjournments or postponements.

      Unless you indicate contrary instructions on the enclosed proxy, the officers designated on the enclosed proxy will vote all shares represented by valid proxies that have not been revoked (in accordance with the procedures set forth above) (a) for the election of the two nominees for director named below, and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event that you specify a different choice by means of the enclosed proxy, the designated proxies will vote your shares in accordance with the specification you make.

                      OUTSTANDING SHARES AND VOTING RIGHTS

      The Board of Directors has set the close of business on March 24, 2000 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Meeting. As of the Record Date, [7,511,059] shares of Common Stock were issued and outstanding, all of which are entitled to be voted at the Meeting. Each share of Common Stock is entitled to one vote on all matters at the Meeting, and neither the Company's Certificate of Incorporation nor its Bylaws provides for cumulative voting rights.

      The attendance, in person or by proxy, of the holders of a majority of the Common Stock shares entitled to vote at the Meeting is necessary to constitute a quorum. The affirmative vote of a plurality of Common Stock shares present and voting at the Meeting is required for the election of Directors. The affirmative vote of a majority of the outstanding shares of Common Stock is required to amend the Company's Certificate of Incorporation to change the Company's name to G + C, Inc. The affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote at the meeting is required to pass upon the proposals to ratify and approve the Company's 1999 Employee Stock Purchase Plan. Abstentions and broker non-votes (defined in this paragraph) will be counted as present for determining the presence of a quorum. For determining the vote required for approval of matters at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter, and, therefore, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" or "entitled to vote" on the matter, and, therefore, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to Common Stock shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (1) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on such matter.

      As of the Record Date, the Company's Directors owned in the aggregate [3,3397,459] shares of Common Stock constituting approximately [44.0 %] of the outstanding shares of Common Stock entitled to vote at the Meeting. The directors have advised the Company that they intend to vote all of their shares in favor of each of the proposals to be presented at the Meeting.

      If you wish to vote shares beneficially owned by you in person at the Meeting, and such shares are held in a brokerage account, then you must obtain a proxy from your broker and your broker must obtain a proxy from the trust company or other registered holder of your shares.

Security Ownership of Certain Beneficial Owners

      The following table sets forth, as of February 29, 2000, to the extent known to the Company, certain information regarding the ownership of the Company's Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent of the Company's Common Stock,
(ii) each of the Company's directors and executive officers and (iii) all directors and executive officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of                         Amount and Nature of
Beneficial Owner                            Beneficial Ownership                Percent of Class
----------------                            --------------------                ----------------
James Ciocia                                 1,063,616(1)                          14%
1311 Mamaroneck Avenue
White Plains, NY 10605

Thomas Povinelli                             1,118,616(2)                        14.8%
1311 Mamaroneck Avenue
White Plains, NY 10605

Kathryn Travis                                 415,481(3)                         5.5%
1311 Mamaroneck Avenue
White Plains, NY 10605

Seth Akabas                                      8,966(4)                          .1%
245 West 107th Street
New York, NY

Louis Karol                                      3,180                            .03%
1311 Mamaroneck Avenue
White Plains, NY 10605

Michael P. Ryan                                755,004(5)                          10%
11 Raymond Avenue
Poughkeepsie, NY 12603

Steven Gilbert                                 684,000(6)                         8.5%
1311 Mamaroneck Avenue
White Plains, NY 10605

Stephen Sacher                                  60,000(7)                          .6%
1311 Mamaroneck Avenue
White Plains, NY 10605

Arlington Financial Services, Inc.             755,004(5)                          10%
11 Raymond Avenue
Poughkeepsie, NY 12603


All directors and officers                   3,399,859(1)(2)(3)(4)(5)(7)           44%
as a group (6 persons)

----------

      (1) Includes 10,000 shares of Common Stock issuable upon the exercise of options at a price of $2.75; does not include 60,000 shares issuable upon the exercise of options not yet vested at 9.50 per share.

      (2) Includes 10,000 shares of Common Stock issuable upon the exercise of currently exercisable options at a price of $2.75; does not include 60,000 shares issuable upon the exercise of options not yet vested at 9.50 per share.

      (3) Includes 10,000 shares of Common Stock issuable upon the exercise of options at a price of $2.75; does not include 30,000 shares issuable upon the exercise of options not yet vested at 9.50 per share.

      (4) Includes 8,081 shares owned by the law firm of Akabas & Cohen of which Mr. Akabas is a partner.

      (5) Includes 604,000 shares held by Arlington Financial Services, Inc. and 151, 004 shares held in escrow. Mr. Ryan owns 50% of the stock of Arlington Financial Services, Inc.

      (6) Includes 169, 000 shares owned by the Gilbert Family Limited Partnership of which Steven Gilbert is a 97% beneficiary. In addition, includes 340,000 shares issuable upon exercise of options at $3.50 per share, 100,000 shares issuable upon exercise of options at $4.75 per share, and 75,000 shares issuable upon the exercise at $13.00 per share.

      (7) Includes 20,000 shares issuable upon exercise of currently exercisable options at $7.50 per share, 20,000 shares of Common Stock issuable upon the exercise of options at a price of $8.00; does not include other shares of Common Stock issuable upon the exercise of options not yet vested.

                                     ITEM I.

                              ELECTION OF DIRECTORS

Nominees

      The Company's Bylaws provide that the number of directors constituting the Company's Board of Directors shall be fixed by the Board of Directors, provided that the number of directors shall not be fewer than one nor more than ten. Each director elected at the Meeting will serve until his or her term expires and until his or her successor has been duly elected and qualified. The Board of Directors of the Company has nominated Seth A. Akabas, and Michael P. Ryan for election as directors, and your proxy will be voted for them absent contrary instructions.

      The Board of Directors is divided into three classes: Class A, Class B and Class C. Each class comprises a number of directors as equal in number as possible as the other classes. Each class generally serves three years with terms of office of the respective classes expiring in successive years. The Board of Directors has nominated Seth A. Akabas and Michael Ryan to stand as Class B directors. Class B directors elected in 2000 will serve terms of three years, and, in each case, until his or her successor shall be duly elected and qualified or until his or her earlier death, resignation or removal.

      Vacancies on the Board of Directors which occur during the year may be filled by the Board of Directors for the remainder of the full term.

      The Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for director is unable to accept election or if any other unforeseen contingency arises, proxies will be voted for the remaining nominees, if any, and for such other person as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

      Information concerning the nominees for election as directors is follows:

      Seth A. Akabas, Director

      Since June 1991, Mr. Akabas has been a partner at the law firm of Akabas & Cohen. Mr. Akabas is a graduate of Princeton University with a BA degree in economics and a graduate of Columbia University Schools of Law and Journalism.


      Michael Ryan

      Mr. Ryan is President of Prime Financial Services, Inc., Prime Capital Services and Asset & Financial Planning, Ltd., all three of which are wholly-owned subsidiaries of Gilman + Ciocia, Inc. Mr. Ryan is a graduate of Syracuse University. Mr. Ryan is a Certified Financial Planner.

Meetings and Committees of the Board of Directors

      During the fiscal year ended June 30, 1999, the Company's Board of Directors met three times and acted nineteen times by a unanimous written consent in lieu of a meeting.

      The only two Committees of the Board of Directors are the Audit Committee composed of Thomas Povinelli, Louis P. Karol and Seth A. Akabas and the Stock Option Committee, composed of Louis P. Karol and Seth A. Akabas. The Audit Committee, which met three times during the fiscal year ended June 30, 1999, reviews and acts or reports to the Board with respect to various auditing and accounting matters, including the selection of the Company's independent auditors, the accounting and financial practices and controls of the Company, audit procedures and findings, and the nature of services performed for the Company by, and the fees paid to, the independent auditors. The Company has no executive, nominating, compensation or other committees. The Stock Option Committee, which did not meet during the fiscal year ended June 30, 1999 except in connection with all Board Meetings, is responsible for the administration of the Company's 1993 Incentive and Non-Qualified Stock Option Plan, and 1999 Common Stock and Incentive and Non-Qualified Stock Option Plan.

Executive Officers

      The executive officers of the Company are as follows:

                                                                                        Executive
                                                                                        Officer or
                                                                                        Director
Name                         Age               Position                                 Since
----                         ---               --------                                 ----------
James Ciocia                 43       Chief Executive Officer,                          11/81
                                      President and Director

Thomas Povinelli             39       Chief Operating Officer,                          11/84
                                      Executive Vice- President and Director


Kathryn Travis               50       Secretary, Vice President                         11/89
                                      and Director

Stephen B. Sacher            40       Chief Financial Officer and Treasurer              1/98

Seth  A. Akabas              43       Director                                           4/95

Louis P. Karol               40       Director                                           4/95

Michael P. Ryan              41       Director, President of                             7/99
                                      Prime Capital Services, Inc.


            For further information about the executive officers of
                      the Company, see "--Nominees" above.

Executive Compensation

                                                Summary Compensation Table
                                                --------------------------
                                                                            Other             Other
                                                                            Annual            Underlying
Name and Principal Position      Year       Salary      Bonus               Compensation      Options
---------------------------      ----       ------      -----               ------------      ----------
James Ciocia                     1997      $151,200   $240,000              $  9,580(1)       10,000
Chief Executive                  1998      $190,000         --              $ 12,393(7)           --
Officer,                         1999      $190,000         --               $15,266(8)       60,000
President and Director

                                                Summary Compensation Table
                                                --------------------------
                                                                            Other             Other
                                                                            Annual            Underlying
Name and Principal Position      Year       Salary      Bonus               Compensation      Options
---------------------------      ----       ------      -----               ------------      ----------
Thomas Povinelli                 1997      $ 99,951   $145,000              $ 78,600(2)       10,000
Chief Operating Officer,         1998      $190,000         --                    --              --
Executive Vice President         1999      $190,000         --                    --          60,000
and Director

Gary Besmer (5)                  1997      $ 92,149   $  1,000              $  7,149(3)       10,000
Vice President and               1998      $ 74,782         --              $  5,908(7)           --
Director                         1999            --         --                    --              --

Kathryn Travis                   1997      $ 92,149   $  3,000              $   7,149(4)      10,000
Secretary, Vice Pres.            1998      $135,000        --               $  10,758(7)          --
and Director                     1999      $135,000       --                $  10,758(8)      30,000


Michael Ryan, President of
Prime Capital Services, Inc.     1998            --         --                    --              --
and Director                     1999      $ 60,000        *(9)             $  2,400(8)



Stephen B. Sacher
Chief Financial Officer          1998      $ 36,667         --              $125,717(6)      220,000
and Treasurer                    1999      $ 80,000         --              $120,000(6)       15,000

----------

      (1)   Auto expense.

      (2)   Includes $18,600 auto expense and $60,000 loan forgiveness.

      (3)   Auto expense.

      (4)   Auto expense.

      (5) On May 19, 1998 Mr. Besmer announced that he was retiring from the Company effective immediately.

      (6) Includes professional fees paid to Sacher & Co., PC, a company of which Mr. Sacher is President.

      (7)   Auto expense.

      (8)   Auto expense.

      (9) Represents 3 months salary at $240,000 per year, Mr. Ryan is also entitled to performance compensation equal to 20% of Prime Capital Services, Inc. pre-tax consolidated income limited to the amount of the Chief Operating Officer's total salary.

Mssrs. Ciocia, Povinelli and Besmer and Ms. Travis earned commissions from the sale of securities and insurance products to the Company's clients as Registered Representatives of Royal Alliance which are reflected in the table above.

Key Man Insurance

      The Company maintains $2.0 million key-man life insurance policies on both Thomas Povinelli and James Ciocia.

Directors

      Directors of the Company receive no compensation for serving as a director of the Company.

Option Grants

      The following table sets forth information regarding options to purchase shares of Common Stock granted to the Named Executive Officers during Fiscal 1999.

                          OPTION GRANTS IN FISCAL 1999

                                Individual Grants

--------------------------------------------------------------------------------------------------------------
                                   Number of        Percent of Total            Base Price     Expiration Date
                                   Securities       Options/SARSs Granted       ($/sh)
                                   Underlying       to Employees in Fiscal
                                   Options/         Year
Name                               SARSs Granted
--------------------------------------------------------------------------------------------------------------
Stephen B. Sacher -- Chief         15,000            2.8%                       $9.50          1/5/04
Financial Officer
--------------------------------------------------------------------------------------------------------------
Thomas Povinelli -- Chief          60,000           11.4%                       $9.50          1/5/04
Operating Officer and
Executive Vice President
--------------------------------------------------------------------------------------------------------------
James Ciocia -- Chief Executive    60,000           11.4%                       $9.50          1/5/04
Officer and President
--------------------------------------------------------------------------------------------------------------
Kathryn Travis -- Secretary and    30,000            5.7%                       $9.50          1/5/04
Vice President
--------------------------------------------------------------------------------------------------------------

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
OPTION/SAR VALUES
--------------------------------------------------------------------------------------------------------------------------
Name                       Shares Acquired Upon     Value Realized           Number of Securitiies    Value of Unexercised
                           Exercise                                          Underlying Unexercised   In-The-Money Options
                                                                             Options at Fiscal-Year   Fiscal Year June 30,
                                                                             June 30, 1999            1999(1)
                                                                             Exercisable/Unexer-      Exercisable/Unexer-
                                                                             cisable                  cisable
--------------------------------------------------------------------------------------------------------------------------
James Ciocia               83,105                   485,537                  10,000/60,000            $64,375/--
--------------------------------------------------------------------------------------------------------------------------
Thomas Povinelli           83,105                   485,537                  10,000/60,000            $64,375/--
--------------------------------------------------------------------------------------------------------------------------
Kathryn Travis             62,337                   364,196                  10,000/30,000            $64,375/--
--------------------------------------------------------------------------------------------------------------------------
Stephen B. Sacher          12,680                   106,195                  20,000/195,000           $33,750/$27,500
--------------------------------------------------------------------------------------------------------------------------
Gary Besmer                    --                       --                       --/--                0/0
--------------------------------------------------------------------------------------------------------------------------


(1) Based on a year-end fair market value of the underlying securities equal to $9.1875

Indemnification

      The Company's Certificate of Incorporation eliminates or limits the personal financial liability of the Company's directors, except where there has been a breach of the duty of loyalty, failure to act in good faith, intentional misconduct or knowing violation of the law. In addition, the Company's By-laws include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed suits or proceedings against such persons by reason of serving or having served as officers, directors or in other capacities, except when they have acted not in good faith, unlawfully or not in the best interest of the Company.

      INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, THE COMPANY HAS BEEN INFORMED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION, SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.

                     FIVE YEAR SHAREHOLDER RETURN COMPARISON

                                PERFORMANCE GRAPH

      The graph on the following page sets forth for the five-year period ended June 30, 1999, the cumulative total shareholder return to the Company's shareholders, as well as the cumulative total return of the Standard & Poor's 500 Stock Index and the cumulative total return of the Standard & Poor's Companies in Service (Commercial & Consumer) Index, the published industry index to which the Company is currently assigned by Standard & Poor's. The performance graph assumes that $100 was invested at the market close on June 30, 1994. The Company effected its initial public offering of securities in December 1994 and therefore no public market for the Company's securities existed prior to such date. The data for the graph was furnished by Standard & Poor's Compustat Custom Business Unit, a division of The McGraw-Hill Companies. The Company has been advised that the Standard & Poor's Service (Commercial & Consumer) Group consists of five corporations, including the Company.

                          TOTAL RETURN TO SHAREHOLDERS
                                 INDEXED RETURNS
                                Years Ending 1999

                                    BASE PERIOD
COMPANY/INDEX                     6/30/95  6/30/96  6/30/97   6/30/98   6/30/99
-------------------------------------------------------------------------------
GILMAN + CIOCIA, INC.             100      181.48    61.10    537.04    272.24
SERVICE (COMMERCIAL&CONSUMER)     100      126.11   130.65    136.02    121.22
S&P 500 INDEX                     100      126.0    169.72    220.91    271.18

                       [STOCK PERFORMANCE GRAPH OMITTED]

      Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. The SEC requires such officers, directors and greater than 10% stockholders to furnish to the Company copies of all forms that they file under Section 16(a).

      To the Company's knowledge, based solely on review of the copies of such forms furnished to the Company and representations that no other reports were required, during the fiscal year ended June 30, 1999, the Company's officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements.

Certain Relationships and Related Transactions

      (a) Transactions With Management

      The three principal stockholders, Messrs. Ciocia, Povinelli, and Ms. Travis, personally guaranteed the repayment of the Company's long-term loan of $500,000 from the State Bank of Long Island, as well as the seasonal loans in the form of lines of credit. Such stockholders received no consideration for such guarantees other than their salaries and other compensation.

      On July 1, 1995, the Company, Ralph Esposito, who was then its Chief Financial Officer, Kathryn Travis, an executive officer of the Company, four individuals who are relatives of the officers and an employee of the Company formed ATM Partners, LP (the "Partnership"). Such individuals and their initial investment are as follows: Madeline Esposito, the wife of the former Chief Financial Officer - $196,000, Anna Saras, the wife of the present Chief Operating Officer - $198,000, Thomas Povinelli, Sr., father of the present Chief Operating Officer - $71,000, Tracy Ciocia, wife of the President - $150,000, and Jospeh Bonocore, an employee - $10,000. The Company's initial investment was $348,000 and Kathryn Travis' initial investment was $6,000. At June 30, 1997 the Company had 41% interest in the Partnership and recognized income of approximately $73,000 from the Partnership for Fiscal 1997. During Fiscal 1997 the Partnership began liquidating its investments and distributing its assets to its partners. During Fiscal 1998, the Partnership was dissolved, and the Company wrote-off a $100,000 loan to the Partnership.

      In April 1998, Texas Capital Securities, Inc. ("Texas Capital") and its assignee, Harbor Financial, Inc. ("Harbor Financial") instituted a suit in the U.S. District Court in Austin, Texas, demanding issuance, collectively, of 100,000 warrants to purchase the Company's common stock at $5 1/8 per share (alleged to have been issuable under an investment banking agreement pursuant to which Texas Capital was to have provided investment banking services to the Company), as well as attorney's fees and exemplary damages. The Company believes, among other defenses, that Texas Capital Securities, Inc. defaulted under such agreement and provided no material services to the Company. The Company entered into a settlement with Texas Capital and Harbor Financial whereby the Company agreed to issue 72,250 Common Stock Warrants to purchase the Company's shares of Common Stock at $5 1/8 per share to Harbor Financial and 12,750 Common Stock Warrants to purchase the Company's shares of Common Stock at $5 1/8 per share to Woodward, Primm & Hall, and Thomas Povinelli, the Company's Chief Operating Officer, agreed to transfer 1,875 shares of the Company's Common Stock to Woodward, Primm & Hall and 10,625 shares of the Company's Common Stock to Harbor Financial. The Company reimbursed Mr. Povinelli for the market value of the common stock that he transferred at its market value on the date of transfer.

      (b) Certain Business Relationships

      James Ciocia, Thomas Povinelli, and Kathryn Travis each acted, and Gary Besmer while he was a director of the Company acted, as a Registered Representative for Royal Alliance and as an authorized agent for insurance carriers. Compensation from such activities is reflected in the table under the headline "Election of Directors-Summary Compensation Table."

      From time to time the Company employs the professional services of Sacher & Co. P.C. The President of Sacher & Co. P.C. is the Chief Financial Officer of the Company. The amounts paid to Mr. Sacher in this capacity are set forth above in "Executive Compensation."

      The Company retains Akabas & Cohen as counsel. Seth A. Akabas , a Director of the Company, is a partner of Akabas & Cohen. In Fiscal 1999 the Company paid Akabas & Cohen $260,313.01.

      (c) Indebtedness With Management

      The Company loaned the following individuals the following amounts:
$100,000 and $240,000 to James Ciocia, $100,000 and $240,000 to Thomas
Povinelli, $50,000 and $72,000 to Kathryn Travis, $50,000 to Gary Besmer and $50,000 to Steven Gilbert. These loans are due in fully amortizing biweekly installments (including interest at 7% annum) through maturity on June 30, 2000, with the exception of the $240,000 loans to Messrs. Ciocia and Povinelli and the $72,000 to loan to Kathryn Travis, which have a maturity date of August 1, 2001.

      The Company has also made two loans to Steven Gilbert, a stockholder of the Company. The first loan is for $150,000, with interest charged at 9% per annum, due in bi-weekly installments through June 15, 1999 which was repaid. . The second loan is for $100,000, with interest charged at 9% per annum, due on October 9, 1999. Repayment of this loan is being negotiated, with interest on the principal continuing to accrue.

      In addition, the Company holds notes receivable from Dominic Ciocia, the brother of the Company's Chief Executive Officer. The notes receivable is for $106,000 due on June 19, 2000 with interest at 6% per annum.

                                    ITEM II.

          PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
                  TO CHANGE THE COMPANY'S NAME TO G + C, INC.

      On April 20, 1999, the Board of Directors unanimously approved an amendment to the Company's Certificate of Incorporation (Exhibit A) that will change the Company's name to G + C, Inc. Many large corporations have adopted the use of initials for their names. The board of Directors the Company has determined that G+C, Inc. is a better marketing name than the company's current name, but will retain name recognition among the Company's customers. Additionally, the Board of Directors believes that the simplification of the Company name to G+C, Inc. will make it easier for potential customers to remember and locate it.

      The Board of Directors believes that the adoption of the proposed amendment is advantageous to the Company and its stockholders.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO CHANGE THE COMPANY'S NAME TO G + C INC.

                                    ITEM III.

       PROPOSAL TO APPROVE THE COMPANY'S 2000 EMPLOYEE STOCK PURCHASE PLAN

      On February 1,2000, the Board of Directors of the Company adopted the Company's 2000 Employee Stock Purchase Plan (the "Plan"). The Plan will not become effective, however, unless approved by the holders of a majority of the shares of Common Stock present or represented and voting thereon at the Meeting. Exhibit B to this proxy statement contains the text of the Plan.

      Under the Plan, the Company will sell shares to participants at a price equal to 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date (the last day of the Plan Period), whichever closing price shall be less. Plan Periods are six month periods commencing January 1st and July 1st. Such closing price shall be (a) the closing price of the Common Stock on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market System or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

      The Board of Directors believes that the Plan will further encourage broader stock ownership by employees of the Company and thereby provide an incentive for employees to contribute to the profitability and success of the Company. In particular, the Board intends that the plan offer a convenient means for employees who might not otherwise own Common Stock in the Company to purchase and hold Common Stock, and that the discounted sale feature of the Plan provides a meaningful inducement to participate. The Board believes that employees' continuing economic interest, as shareholders, in the performance and success of the Company will further enhance the entrepreneurial spirit of the Company, which can greatly contribute to the long-term growth and profitability of the Company.

      Description of the Plan

      The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

      All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options to purchase Common Stock under the Plan provided that: (a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and (b) they have been employed by the Company or a Designated Subsidiary for at least [six months] prior to enrolling in the Plan; and (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period.

      No employee may be granted an Option under the Plan if such employee, immediately after the Option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary of the Company. For purposes of the preceding sentence, the attribution rules of
Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock that the employee has a contractual right to purchase shall be treated as stock owned by the employee.

      The Company will make one or more offerings ("Offerings") to employees to purchase stock under this Plan. Offerings will begin each January 1 and July 1, or the first business day thereafter (the "Offering Commencement Dates"). Each Offering Commencement Date will begin a six-month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings.

      An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least 14 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, but including, in the case of salespersons, registered representatives or agents, commissions to the extent determined by the Board or the Committee.

      The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount from a minimum of 2% up to a maximum of 10%, only in a whole integral percentage, or such lesser amount as the Board or Committee shall determine before the start of each Plan Period, of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made.

      No employee may be granted an Option that permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

      An employee may decrease or discontinue his payroll deduction once during any Plan Period by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds, the funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

      Interest will not be paid, unless required by law, on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

      An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

      On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an Option to purchase on the last business day of such Plan Period (the "Exercise Date"), at the option price, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by multiplying $2,083 by the number of full months in the Offering Period and dividing the product by the closing price (as defined above) for such Plan Period.

      Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the option price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

      Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee without interest, unless required by law.

      Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

      On April ,2000, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was ( ) per share.

      Federal Income Tax Consequences

      The Company believes that under present law the following federal income tax consequences would generally result under the Plan. Rights to purchase shares under the Plan are intended to constitute "options" issued pursuant to an `employee stock option plan" within the meaning of Section 423 of the Code:

      1. No taxable income results to the participant upon the grant of right to purchase or upon the purchase of shares for his or her account under the Plan (although the amount of a participant's payroll contributions under the Plan will be taxable as ordinary income to the participant).

      2. If the participant disposes of shares less than two years after the first day of an offering period with respect to which he or she purchased such shares, then at the time of disposition the participant will recognize as ordinary income an amount equal to the excess of the fair market value of the shares on the date of purchase over the amount of the participant's payroll contributions used to purchase the shares.

      3. If the participant holds the shares for at least two years after the first day of an offering period with respect to which he or she purchased such shares, then at the time of the disposition the participant will recognize as ordinary income an amount equal to the lesser of (i) the excess of the fair market value of the shares on the first day of the offering period over the option price on that date, and (ii) the excess of the fair market value of the shares on the date of disposition over the amount of the participant's payroll contributions used to purchase such shares.

      4. In addition, the participant will recognize a long-term or short-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized upon any sale of the Common Stock minus the cost (i.e., the purchase price plus the amount, if any, taxed to the participant as ordinary income, as noted in (3) above).

      5. If the statutory holding period described in (3) above is satisfied, the Company will not receive any deduction for federal income tax purposes with respect to any discount in the sale price of Common Stock or matching contribution applicable to such participant. If such statutory holding period is not satisfied, the Company generally should be entitled to deduction in an amount equal to the amount taxed to the participant as ordinary income.

      The foregoing provides only a general description of the application of federal income tax laws to the Plan. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.



   THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR
               APPROVAL OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN.

                                    ITEM IV.

           PROPOSAL TO RATIFY THE REAPPOINTMENT OF ARTHUR ANDERSEN LLP
                  AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Board of Directors of the Company has selected Arthur Andersen LLP to serve as independent certified public accountants for the Company for the fiscal year ending June 30, 2000. The firm of Arthur Andersen LLP, independent certified public accountants, has been the Company's auditors since 1997. Although the Board of Directors is not required to submit its selection of auditors for ratification at the Meeting the Board of Directors is submitting such selection to ascertain the views of stockholders. If the selection is not ratified, the Board of Directors will reconsider its selection. The Board also reserves the right to make any change in auditors at any time that it deems advisable or necessary. One or more representatives of Arthur Andersen LLP are expected to attend the Meeting and will be given an opportunity to make a statement and are expected to be available to answer questions from stockholders.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR RATIFICATION OF THE REAPPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

                                 OTHER BUSINESS

      The Board of Directors of the Company does not know of any other matters that may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

      Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, a stockholder intending to submit a proposal to be presented at the 2001 Annual Meeting of Stockholders must deliver a proposal in writing to the Company's principal executive offices on or before February 1, 2001.

                                            By order of the Board of Directors



                                            Kathryn Travis
                                            Secretary

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              GILMAN & CIOCIA, INC.

               (Under Section 1309 of the General Corporation Law)

      The undersigned, being the respective President and Secretary of Gilman & Ciocia, Inc., a Delaware corporation (the "Corporation"), pursuant to Section 1309 of the General Corporation Law of the State of Delaware, do hereby certify that:

      1. The name of the Corporation is Gilman + Ciocia, Inc.

      2. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 3, 1993.

      3. The Certificate of Incorporation of the Corporation is amended as set forth below to change the Company's name to "G+ + C, Inc." in Article FIRST.

      FIRST: Name. The name of the corporation shall be G + C, Inc. (hereinafter referred to as the "Corporation").

      4. This Certificate of Amendment to the Certificate of Incorporation of the Corporation was authorized by the Board of Directors of the Corporation acting by unanimous written consent in lieu of a meeting dated April 20, 1999, 1999 and by the stockholders of the Corporation at a meeting on May 5,2000.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed on its behalf by its President and its Secretary, and each of such officers has subscribed this Certificate and hereby affirms this Certificate to be true under the penalties of perjury.

                                                  GILMAN & CIOCIA, INC.

                                                  By: __________________________
                                                       James Ciocia, President

                                                  By: __________________________
                                                       Kathryn Travis, Secretary

                                                                       EXHIBIT B

                              GILMAN & CIOCIA, INC.

                        2000 EMPLOYEE STOCK PURCHASE PLAN

      The purpose of this Plan is to provide eligible employees of Gilman & Ciocia, Inc. (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $.01 par value per share (the "Common Stock"). 1,000,000 shares of Common Stock in the aggregate have been reserved for this purpose. This Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder, and shall be interpreted consistent therewith.

      1. Administration. The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

      2. Eligibility. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

            (a) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

            (b) they have been employed by the Company or a Designated Subsidiary for at least [three months] prior to enrolling in the Plan; and

            (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

      No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary of the Company. For purposes of the preceding sentence, the attribution rules of
Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock that the employee has a contractual right to purchase shall be treated as stock owned by the employee.

      3. Offerings. The Company will make one or more offerings ("Offerings") to employees to purchase stock under this Plan. Offerings will begin each [January 1] and [July 1], or the first business day thereafter (the "Offering Commencement Dates"). Each Offering Commencement Date will begin a six-month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings. The first Plan Period during which payroll deductions will be accumulated under the Plan shall commence on July 1, 2000 and shall end on December 31, 2000.

      4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee*s appropriate payroll office at least 14 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee*s Federal Income Tax Withholding Statement, excluding overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee*s Federal Income Tax Withholding Statement, but including, in the case of salespersons, registered representatives or agents, commissions to the extent determined by the Board or the Committee.

      5. Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount from a minimum of 2% up to a maximum of [10%], in only a whole, integral percentage, or such lesser amount as the Board or Committee shall determine before the start of each Plan Period, of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made.

      No employee may be granted an Option (as defined in Section 9) that permits his rights to purchase Common Stock under this Plan and any other employee stock purchase plan (as defined in Section 423(b) of the Code) of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

      6. Deduction Changes. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

      7. Interest. Interest will not be paid, unless required by law, on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

      8. Withdrawal of Funds. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee*s account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee.

      9. Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by multiplying $2,083 by the number of full months in the Offering Period and dividing the product by the closing price (as defined below) on the Offering Commencement Date of such Plan Period.

      The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or
(ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

      Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for, but not in excess of the maximum number determined in the manner set forth above.

      Any balance remaining in an employee*s payroll deduction account at the end of a Plan Period will be automatically refunded to the employee without interest, unless required by law.

      10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company*s sole discretion) in the name of a brokerage firm, bank or other nominee holder designated by the employee. The Company may, in its sole discretion and in compliance with applicable laws, authorize the use of book entry registration of shares in lieu of issuing stock certificates.

      11. Rights on Retirement, Death or Termination of Employment. In the event of a participating employee*s retirement, death or termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee*s account shall be paid to the employee or, in the event of the employee*s death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee*s estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

      Eligible employment shall be treated as continuing intact while a participant is on military leave, sick leave or other bon fide leave of absence, for up to 90 days, or, if such leave is longer than 90 days, for so long as the participant's right to re-employment is guaranteed by statute or by written contract.

      12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

      13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee*s lifetime only by the employee.

      14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

      15. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

      16. Merger. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or consolidation, and the Board or the Committee shall take such steps in connection with such merger or consolidation as the Board or the Committee shall deem necessary to assure that the provisions of
Section 16 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

      In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be canceled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be canceled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

      17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 423 of the Code.

      18. Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

      19. Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

      20. Compliance with Legal and Other Regulations. The Plan, granting and exercising of the Options hereunder, and the other obligations of the Company under the Plan will be subject to all applicable federal and sate laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company may, in its discretion, postpone the issuance or delivery of Common Stock upon exercise of the Options until completion of such registration or qualification of such Common Stock or other required action under any federal or state law, rule or regulation or listing or other required action with respect to any automated quotation system or stock exchange upon which the Common Stock or other Company securities are designated or listed, or compliance with any other contractual obligation of the Company, as the Company may consider appropriate, and may require any participating employee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Common Stock in compliance with applicable laws, rules, and regulations, designation or listing requirements, or other contractual obligations.

      21. Compliance with Section 423. It is the intent of the Company that this Plan comply in all respects with applicable requirements of Section 423 of the Code and regulations thereunder. Accordingly, if any provision of this Plan does not comply with such requirements, such provision will be construed or deemed amended to the extent necessary to conform to such requirements.

      22. Withholding of Additional Income Taxes. By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant's compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its subsidiaries may deduct additional amounts from the participant's compensation, when amounts are added to the participant's account to be used to purchase Common stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that, when Common Stock is purchased under the Plan, the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under Section 5 will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant's accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such withholding obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of Common Stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

      23. Governing Law. The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

      24. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

      25. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give to the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

      Each participant further agrees by enrolling in the Plan to provide information about such transfer as may be requested by the Company (or any subsidiary corporation, if applicable) in order to assist it in complying with applicable tax laws. Such dispositions generally are treated as "disqualifying dispositions" under Sections 421 and 424 of the Code, which have certain tax consequences to participants and to the Company (and its participating subsidiaries, if applicable).

      26. Effective Date and Approval of Shareholders. The Plan shall take effect on ________, 2000 subject to approval by the shareholders of the Company as required by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

                              GILMAN + CIOCIA, INC.

                           ANNUAL MEETING MAY 5, 2000

                         Nominees for Class B Director:

                                   Seth Akabas
                                  Michael Ryan

PROXY VOTING INSTRUCTIONS              Please mark choices in blue or black ink.

    The Board of Directors unanimously recommends a vote FOR the nominees and FOR proposals (2), (3) and (4).

                                                             FOR                  WITHHOLD
1. Election of Directors. (see list above)
                                                             ---                    ---

                                                                               FOR ALL EXCEPT

    To withhold authority for an individual nominee,
    check this space and write the nominee's
    name in the following space:                                                    ---

---------------------------------------------------------------------------------------------

                                                             FOR       AGAINST    ABSTAIN

2.  Proposal to amend the Company's Certificate of
    Incorporation to change the Company's name to
    G+C, Inc.                                                ---         ---        ---

3.  Proposal to approve the Company's 2000 Employee
    Stock Purchase Plan
                                                             ---         ---        ---

                                                             FOR       AGAINST    ABSTAIN
4.  Proposal to ratify the reappointment of Arthur
    Andersen LLP as the Company's independent
    certified public accountants for the fiscal              ---         ---        ---
    year ending June 30, 2000.

                                                             FOR       AGAINST    ABSTAIN
5.  To transact such other business as may properly come
    before the Annual Meeting and any adjournments or
    postponements thereof.                                   ---         ---        ---

Your shares will be voted as directed herein. If signed and no direction is given for any item, it will be voted as recommended above.

Please return your executed form as soon as possible           Check this space only if
to Corporate Stock Transfer, Republic Plaza,                   you wish to attend and
370 17th St., Suite 2350, Denver, CO 80202-4614                vote at the meeting. ---

If securities are jointly owned, each should sign.

___________________________________________
Signature                                   Date

___________________________________________
Signature of Joint Owner                    Date

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. BY RETURNING YOUR VOTING INSTRUCTIONS PROMPTLY, YOU CAN AVOID THE INCONVENIENCE OF RECEIVING FOLLOW-UP MAILINGS PLUS HELP TO AVOID THE EXPENSES ASSOCIATED WITH SUCH ADDITIONAL MAILINGS.